November 6, 2014 Fannie Mae 2014 Third Quarter Credit Supplement Exhibit 99.2

 This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, the “2014 Q3 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2014 Q3 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2013, the “2013 Form 10-K.” These materials should be reviewed together with the 2014 Q3 Form 10-Q and the 2013 Form 10-K, copies of which are available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A dash indicates less than 0.05% or a null value.  Unless otherwise indicated data labeled as “YTD 2014” is as of September 30, 2014 or for the first nine months of 2014.

2 Table of Contents Home Prices Home Price Growth/Decline Rates in the U.S. 3 One Year Home Price Change as of 2014 Q3 4 Home Price Change From 2006 Q3 Through 2014 Q3 5 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 6 Certain Credit Characteristics of Single-Family Business Acquisitions: 2003 - 2014 7 Single-Family Business Acquisitions by Loan Purpose 8 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features 10 Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO) Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States 11 Seriously Delinquent Loan and REO Ending Inventory Share by Select States 12 Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans 13 Workouts of Fannie Mae Single-Family Loans Single-Family Loan Workouts 14 Re-performance Rates of Modified Single-Family Loans 15 Additional Credit Information for Fannie Mae Single-Family Loans Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 16 Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 17 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 18 Multifamily Credit Profile by Acquisition Year 19 Multifamily Credit Profile 20 Multifamily YTD 2014 Credit Losses by State 21

3 S&P/Case-Shiller Index (1) 9.8% 13.6% 13.5% 1.7% -5.4% -12.0% -3.8% -4.1% -3.9% 6.5% 10.8% 4.4% 7.6% 10.6% 11.3% 2.7% -3.5% -9.1% -4.8% -4.3% -3.5% 4.1% 8.2% 5.3% -15% -10% -5% 0% 5% 10% 15% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index *Year-to-date as of Q3 2014. Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2014. Including subsequent data may lead to materially different results. **Year-to-date as of June 2014. As comparison, Fannie Mae’s index for the same period is 4.1%. Based on our home price index, we estimate that home prices on a national basis increased by 1.2% in the third quarter of 2014 and by 5.3% in the first nine months of 2014, following increases of 8.2% in 2013 and 4.1% in 2012. Despite the recent increases in home prices, we estimate that, through September 30, 2014, home prices on a national basis remained 9.5% below their peak in the third quarter of 2006. Our home price estimates are based on preliminary data and are subject to change as additional data become available. ** * (1) In August 2014, the quarterly S&P/Case-Shiller US National Home Price Index was discontinued and replaced with a monthly index, which resulted in revisions in the yearly growth rates listed in this slide. The historical S&P/Case-Shiller Index growth rates provided in this slide have been updated to reflect these revisions.

4 T X 6 . 2% 5 . 5 % M T 4 . 0% 0 . 3 % C A 1 1 . 0% 1 9 . 6 % N M 0 . 4% 0 . 5 % A Z 7 . 6% 2 . 4 % C O 7 . 9% 2 . 7 % W Y 3 . 6% 0 . 2 % O R 7 . 6% 1 . 7 % N V 11 . 7% 1 . 0 % U T 3 . 9% 1 . 1 % M N 4 . 0% 1 . 9 % I D 3 . 6% 0 . 5 % K S 3 . 0% 0 . 5 % N E 3 . 7% 0 . 4 % S D 2 . 0% 0 . 2 % N D 8 . 2% 0 . 1 % OK 2 . 5% 0 . 6 % M O 2 . 4% 1 . 3 % W A 6 . 0% 3 . 5 % G A 7 . 4% 2 . 7 % I L 4 . 8% 4 . 1 % I A 2 . 4% 0 . 7 % W I 2 . 2% 1 . 8 % A R 1 . 2% 0 . 5 % A L 1 . 5% 1 . 0 % N C 2 . 4% 2 . 4 % M S 2 . 1% 0 . 4 % N Y 2 . 8% 5 . 5 % PA 2 . 0% 3 . 0 %O H 3 . 7% 2 . 1 % I N 2 . 0% 1 . 2 % L A 2 . 4% 0 . 9 % F L 1 0 . 8% 5 . 6 % T N 4 . 1% 1 . 3 % M I 7 . 5% 2 . 4 % K Y 3 . 1% 0 . 6 % V A 2 . 5% 3 . 5 % M E 2 . 9% 0 . 3 % S C 3 . 4% 1 . 2 % W V 3 . 9% 0 . 2 % M D 4 . 3% 2 . 8 % V T 0 . 7% 0 . 2 % N H 4 . 1% 0 . 5 % M A 4 . 3% 3 . 0 % N J 2 . 9% 4 . 0 % C T 1 . 4% 1 . 3 % D E 1 . 3% 0 . 4 % R I 5 . 1% 0 . 3 % D C 1 . 7% 0 . 4% 0% to 5% 5% to 10% 10% and above *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2014. UPB estimates are based on data available through the end of September 2014. Including subsequent data may lead to materially different results. One Year Home Price Change as of 2014 Q3* United States 5.2% State Growth Rate State: NM Growth Rate: 0.4% UPB %: 0.5% Example A K 3 . 4% 0 . 2 % H I 9 . 4% 0 . 8%

5 T X 1 7 . 3% 5 . 5 % M T 7 . 3% 0 . 3 % C A - 2 2 . 7% 1 9 . 6 % C O 8 . 6% 2 . 7 % N M - 9 . 8% 0 . 5 % U T 1 . 2% 1 . 1 % K S 5 . 3% 0 . 5 % O R - 9 . 9% 1 . 7 % W Y 1 1 . 1% 0 . 2 % A Z - 3 0 . 9% 2 . 4 % N E 6 . 9% 0 . 4 %N V - 3 9 . 1% 1 . 0 % M N - 9 . 2% 1 . 9 % S D 1 4 . 3% 0 . 2 % M O - 4 . 0% 1 . 3 % I D - 1 3 . 0% 0 . 5 % I A 7 . 5% 0 . 7 % N D 4 5 . 8% 0 . 1 % O K 1 0 . 5% 0 . 6 % W I - 6 . 2% 1 . 8 % W A - 1 0 . 1% 3 . 5 % P A 0 . 0% 3 . 0 % A R - 0 . 0% 0 . 5 % A L - 4 . 2% 1 . 0 % N C - 2 . 3% 2 . 4 % G A - 1 2 . 4% 2 . 7 % M S - 2 . 5% 0 . 4 % N Y - 5 . 8% 5 . 5 % I N 1 . 9% 1 . 2 % O H - 6 . 3% 2 . 1 % L A 8 . 7% 0 . 9 % T N 0 . 8% 1 . 3 % K Y 4 . 3% 0 . 6 % I L - 1 5 . 4% 4 . 1 % F L - 3 4 . 4% 5 . 6 % M I - 1 4 . 7% 2 . 4 % V A - 1 2 . 1% 3 . 5 % M E - 6 . 5% 0 . 3 % S C - 4 . 9% 1 . 2 % W V 4 . 9% 0 . 2 % V T - 4 . 4% 0 . 2 % M A - 6 . 7% 3 . 0 % M D - 1 9 . 9% 2 . 8 % N H - 1 2 . 2% 0 . 5 % N J - 2 0 . 4% 4 . 0 % C T - 1 7 . 0% 1 . 3 % D E - 1 6 . 6% 0 . 4 % R I - 2 5 . 0% 0 . 3 % D C 1 4 . 9% 0 . 4 % United States -9.5% *Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2014. UPB estimates are based on data available through the end of September 2014. Including subsequent data may lead to materially different results. Note: Home prices on a national basis reached a peak in the third quarter of 2006. Home Price Change From 2006 Q3 Through 2014 Q3* Below -30% -30% to -15% -15% to -5% -5% to 0% 0% to 5% 5% and Above State Growth Rate State: NM Growth Rate: -9.8% UPB %: 0.5% Example A K 8 . 4% 0 . 2 % H I - 4 . 5% 0 . 8%

6 Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Single-Family Acquisitions Excl. Refi Plus (2) Unpaid Principal Balance (billions) $102.3 $92.2 $85.2 $73.9 $76.4 $61.8 $728.4 $564.5 $115.7 $94.8 $183.0 $145.6 Weighted Average Origination Note Rate 4.28% 4.26% 4.37% 4.35% 4.41% 4.37% 3.78% 3.73% 4.40% 4.37% 3.91% 3.88% Origination Loan-to-Value (LTV) Ratio <= 60% 14.7% 13.9% 15.8% 14.8% 16.9% 16.5% 22.0% 23.5% 17.0% 16.8% 19.8% 20.5% 60.01% to 70% 11.7% 11.5% 11.7% 11.6% 12.5% 12.8% 13.9% 15.3% 12.0% 12.3% 13.0% 13.9% 70.01% to 80% 41.0% 43.5% 40.6% 44.1% 38.8% 44.0% 34.9% 41.2% 38.5% 43.7% 36.0% 41.8% 80.01% to 90% 13.8% 13.6% 13.0% 12.4% 12.3% 11.3% 10.5% 9.2% 12.1% 11.0% 11.4% 10.2% 90.01% to 100% 17.1% 17.5% 16.6% 17.1% 15.3% 15.4% 11.5% 10.8% 15.9% 16.2% 13.9% 13.6% > 100% 1.7%  2.3%  4.2%  7.1%  4.5%  6.0%  Weighted Average Origination LTV Ratio 77.1% 76.8% 76.8% 76.3% 76.8% 75.2% 75.7% 71.4% 77.2% 75.3% 76.4% 73.2% FICO Credit Scores (3) < 620 1.1%  1.3%  1.8%  1.4%  1.6%  1.4%  620 to < 660 5.4% 4.6% 5.3% 4.1% 5.7% 4.1% 3.4% 1.9% 4.8% 3.3% 3.7% 2.2% 660 to < 700 13.4% 12.7% 13.3% 12.3% 13.9% 12.6% 9.7% 7.8% 12.4% 11.1% 10.5% 8.8% 700 to < 740 21.1% 21.3% 20.8% 21.1% 21.3% 21.5% 18.2% 17.7% 20.8% 20.9% 19.2% 18.9% >=740 59.0% 61.4% 59.3% 62.5% 57.3% 61.7% 67.3% 72.5% 60.3% 64.7% 65.2% 70.1% Weighted Average FICO Credit Score 744 748 744 749 741 748 753 760 745 751 750 757 Product Distribution Fixed-rate 95.2% 94.9% 95.1% 94.6% 94.6% 93.8% 97.6% 97.0% 96.7% 96.2% 96.9% 96.2% Adjustable-rate 4.8% 5.1% 4.9% 5.4% 5.4% 6.2% 2.4% 3.0% 3.3% 3.8% 3.1% 3.8% Alt-A (4) 0.8%  0.8%  1.3%  1.3%  1.3%  1.3%  Subprime (5)             Interest Only     0.1% 0.1% 0.2% 0.3% 0.1% 0.1% 0.2% 0.3% Negative Amortizing             Investor 8.1% 7.1% 9.0% 7.7% 11.2% 9.1% 9.3% 7.0% 10.1% 8.0% 9.5% 7.1% Condo/Co-op 10.1% 10.1% 10.6% 10.7% 10.7% 10.8% 10.4% 10.1% 10.8% 10.7% 10.4% 10.0% Refinance 43.4% 37.2% 45.6% 37.3% 54.9% 44.3% 70.2% 61.5% 51.5% 40.8% 61.7% 51.8% Loan Purpose Purchase 56.6% 62.8% 54.4% 62.7% 45.1% 55.7% 29.8% 38.5% 48.5% 59.2% 38.3% 48.2% Cash-out refinance 14.9% 16.5% 14.9% 17.2% 16.0% 19.8% 14.6% 18.8% 14.8% 18.0% 14.3% 17.9% Other refinance 28.5% 20.6% 30.7% 20.2% 38.9% 24.5% 55.6% 42.7% 36.7% 22.7% 47.4% 33.9% Top 3 Geographic Concentration California 20.5% California 20.9% California 21.2% California 23.7% California 21.2% California 21.9% Texas 8.0% Texas 8.2% Texas 7.4% Texas 5.8% Texas 7.0% Texas 6.5% Florida 5.2% Florida 5.4% Florida 5.6% Florida 4.7% Florida 5.2% Florida 4.9% Single-Family AcquisitionsSingle-Family Acquisitions Single-Family Acquisitions Single-Family Acquisitions Single-Family AcquisitionsSingle-Family Acquisitions Q3 2013Full Year 2013 Acquisition Period Q1 2014 Q4 2013Q2 2014Q3 2014 Credit Characteristics of Single-Family Business Acquisitions (1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae’s 2014 Q3 Form 10-Q. (5) For a description of our subprime loan classification criteria, refer to Fannie Mae’s 2014 Q3 Form 10-Q.

7 0% 20% 40% 60% 80% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* Share of Single-Family Business Acquisitions: Loan Purpose - Purchase 0% 20% 40% 60% 80% 100% 2003 2004 2005 2006 20 7 20 8 2009 201 2011 2012 2013 2 14* Share of Single-Family Business Acquisitions: Fixed Rate Product 0% 5% 10% 15% 20% 660 680 700 720 740 760 780 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* Weighted Average FICO Credit Score (Left Axis) FICO Credit Score < 620 (Right Axis) 0% 5% 10% 15% 20% 40 60% 80% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* Weighted Average Origination LTV Ratio (Left Axis) Weighted Average Origination LTV Ratio Excluding HARP (Left Axis) Origination LTV > 90% (Right Axis) Certain Credit Characteristics of Single-Family Business Acquisitions: 2003 – 2014*(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) The refinance of loans under the Home Affordable Refinance Program (“HARP”), which started in April 2009, contributed to an increase in our acquisition of loans with high loan-to-value ratios. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. Loans acquired after 2009 with FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative. FICO Credit Score (3) Origination Loan-to-Value Ratio (2) Product Feature * Year-to-date through September 30, 2014.

8 HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) Unpaid Principal Balance (billions) $27.9 $44.7 $59.0 $80.5 $55.6 $81.2 $129.9 $73.8 $99.5 $64.4 $17.8 $18.2 Weighted Average Origination Note Rate 5.05% 4.85% 5.00% 4.68% 4.78% 4.44% 4.14% 3.89% 4.04% 3.80% 4.65% 4.42% Origination Loan-to-Value Ratio: <=80%  100%  100%  100%  100%  100%  100% 80.01 to 105% 99.1%  94.4%  88.1%  57.2%  58.4%  72.6%  105.01% to 125% 0.9% 5.6% 11.9% 22.1% 21.5% 17.1% >125%       20.7  20.1  10.3  Weighted Average Origination Loan-to-Value Ratio 90.7% 63.3% 92.2% 62.3% 94.3% 60.2% 111.0% 61.1% 109.8% 60.2% 101.9% 61.3% FICO Credit Scores (2) < 660 3.7% 2.5% 5.7% 3.8% 5.8% 4.5% 9.6% 7.1% 16.2% 12.2% 24.9% 20.4% 660 to < 740 31.9% 23.0% 33.1% 23.9% 32.6% 25.6% 33.8% 26.0% 38.7 31.9 41.2 37.0 >=740 64.4 74.5 61.2 72.3 61.5 70.0 56.6 66.9 45.1% 55.8% 33.9% 42.7% Weighted Average FICO Credit Score 749 762 746 760 746 758 738 753 722 737 704 717 2012 2013 2014* Acquisition Year 2009 2010 2011 4.1% 9.8% 9.9% 15.6% 13.7% 6.7% 6.5% 13.6% 14.4% 8.9% 8.8% 6.9% 69.4% 54.0% 52.2% 55.0% 47.7% 33.8% 20.1% 22.6% 23.5% 20.6% 29.8% 52.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2009 2010 2011 2012 2013 2014* % o f Si ngl e-F am ily Bus ine ss A cqu isit ion s HARP Acquisitions Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions Single-Family Business Acquisitions by Loan Purpose (1) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. * Year-to-date through September 30, 2014.

9 As of September 30, 2014 Overall Book 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 and Earlier Unpaid Principal Balance (billions) (1) $2,789.8 $222.9 $603.0 $676.6 $286.9 $247.1 $180.8 $67.6 $118.1 $84.9 $301.9 Share of Single-Family Conventional Guaranty Book 100.0% 8.0% 21.6% 24.3% 10.3% 8.9% 6.5% 2.4% 4.2% 3.0% 10.8% Average Unpaid Principal Balance (1) $160,070 $198,753 $193,399 $193,940 $165,498 $164,268 $158,885 $148,768 $162,447 $146,486 $84,716 Serious Delinquency Rate 1.96% 0.02% 0.16% 0.24% 0.39% 0.56% 0.98% 6.22% 10.91% 9.81% 3.83% Weighted Average Origination Loan-to-Value Ratio 74.6% 77.0% 76.4% 76.1% 71.4% 71.2% 69.8% 74.7% 78.3% 75.3% 72.5% Origination Loan-to-Value Ratio > 90% (2) 15.8% 19.2% 19.8% 18.8% 12.7% 10.4% 6.6% 12.5% 20.8% 12.5% 10.6% Weighted Average Mark-to-Market Loan-to-Value Ratio 63.4% 74.4% 66.3% 59.9% 55.2% 56.6% 58.6% 72.7% 88.9% 86.6% 55.1% Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 3.7% 1.4% 2.9% 2.8% 0.4% 0.6% 0.7% 8.3% 20.9% 19.6% 3.9% Mark-to-Market Loan-to-Value Ratio > 125% 1.3% 0.5% 1.1% 0.9%    1.6% 9.2% 8.9% 1.1% Weighted Average FICO (3) 744 743 751 759 758 757 754 716 693 697 708 FICO < 620 (3) 2.5% 1.3% 1.5% 1.0% 0.7% 0.7% 0.8% 5.7% 11.1% 8.9% 7.3% Interest Only 2.6%  0.2% 0.3% 0.6% 0.9% 1.0% 7.9% 18.7% 20.8% 6.0% Negative Amortizing 0.2%         1.5% 1.2% Fixed-rate 91.9% 95.3% 97.5% 97.5% 94.8% 95.8% 97.4% 75.6% 65.2% 64.3% 77.9% Primary Residence 88.1% 86.7% 86.4% 88.7% 87.3% 89.4% 90.8% 87.3% 89.6% 87.4% 89.1% Condo/Co-op 9.4% 10.3% 10.4% 9.1% 8.7% 8.4% 8.8% 11.0% 9.8% 10.7% 8.8% Credit Enhanced (4) 15.7% 27.6% 20.0% 14.5% 9.6% 6.9% 6.2% 25.4% 30.4% 19.4% 11.1% Cumulative Default Rate (5)    0.1% 0.2% 0.4% 0.6% 4.4% 13.5% 12.3%  Origination Year Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2014. (2) The increase after 2009 is primarily the result of the Home Affordable Refinance Program (“HARP”), which involves the refinance of existing Fannie Mae loans with high loan-to- value ratios, including loans with loan-to-value ratios in excess of 100%. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. (5) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2004 and 2005 cumulative default rates, refer to slide 17.

10 As of September 30, 2014 Interest Only Loans Loans with FICO < 620 (2) Loans with FICO ≥ 620 and < 660 (2) Loans with Origination LTV Ratio > 90% Loans with FICO < 620 and Origination LTV Ratio > 90% Alt-A Loans Refi Plus Including HARP (3) Subtotal of Certain Product Features (1) Overall Book Unpaid Principal Balance (billions) (4) $71.7 $70.5 $152.5 $439.5 $20.7 $119.6 $540.9 $1,011.7 $2,789.8 Share of Single-Family Conventional Guaranty Book 2.6% 2.5% 5.5% 15.8% 0.7% 4.3% 19.4% 36.3% 100.0% Average Unpaid Principal Balance (4) $233,146 $118,995 $131,807 $171,720 $132,280 $150,502 $162,858 $154,621 $160,070 Serious Delinquency Rate 9.80% 8.68% 6.10% 2.79% 9.34% 8.03% 0.65% 3.43% 1.96% Acquisition Years 2005 - 2008 81.1% 44.3% 36.7% 12.2% 33.9% 62.1%  20.4% 13.2% Weighted Average Origination Loan-to-Value Ratio 74.0% 81.3% 79.4% 104.8% 107.5% 77.7% 86.8% 85.0% 74.6% Origination Loan-to-Value Ratio > 90% 7.9% 29.3% 23.5% 100.0% 100.0% 14.2% 39.9% 43.4% 15.8% Weighted Average Mark-to-Market Loan-to-Value Ratio 86.1% 75.7% 73.0% 89.8% 97.7% 78.3% 70.8% 74.6% 63.4% Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 20.5% 12.0% 9.8% 13.8% 25.4% 15.1% 7.9% 8.6% 3.7% Mark-to-Market Loan-to-Value Ratio > 125% 8.9% 5.2% 4.1% 5.4% 12.5% 6.6% 2.6% 3.3% 1.3% Weighted Average FICO (2) 723 584 642 728 584 713 738 719 744 FICO < 620 (2) 1.5% 100.0%  4.7% 100.0% 2.3% 4.3% 7.0% 2.5% Fixed-rate 23.9% 82.4% 84.5% 94.9% 86.9% 64.9% 98.7% 88.3% 91.9% Primary Residence 85.3% 94.8% 93.0% 91.2% 94.7% 76.9% 85.0% 88.8% 88.1% Condo/Co-op 15.0% 4.8% 6.1% 10.2% 5.9% 9.9% 9.5% 9.1% 9.4% Credit Enhanced (5) 13.7% 23.9% 21.2% 58.8% 57.9% 11.6% 12.5% 28.6% 15.7% Categories Not Mutually Exclusive (1) (1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (3) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (4) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2014. (5) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan-level information. Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features

11 UPB ($ in Billions) % of Total Weighted Average Mark-to- Market LTV Mark-to-Market LTV > 100% Seriously Delinquent Loan Share (2) SDQ Rate (2) Q3 2014 Acquisitions (# of Properties) Q3 2014 Dispositions (# of Properties) REO Ending Inventory as of September 30, 2014 Average Days to Foreclosure (3) Select States (5) California $548.1 19.6% 54.1% 3.6% 5.1% 0.73% 1,156 1,565 3,881 761 -1.3% Florida $156.1 5.6% 73.7% 18.3% 16.1% 4.87% 6,778 7,551 20,616 1,366 33.7% Texas $154.8 5.5% 60.3% 0.2% 2.9% 0.87% 694 936 1,915 648  New York $154.3 5.5% 58.4% 3.5% 10.0% 4.20% 650 377 1,830 1,381 4.6% Illinois $113.8 4.1% 70.7% 10.1% 5.6% 2.46% 2,024 2,341 9,947 899 10.9% New Jersey $111.3 4.0% 67.4% 8.1% 9.7% 5.83% 893 506 2,745 1,346 6.7% Washington $98.8 3.5% 63.7% 3.7% 2.2% 1.43% 935 976 2,646 1,045 3.6% Virginia $98.7 3.5% 63.5% 3.4% 1.5% 1.00% 487 583 1,473 622 1.7% Pennsylvania $84.9 3.0% 65.4% 2.9% 4.5% 2.46% 1,153 1,108 3,151 958 4.1% Massachusetts $84.7 3.0% 59.8% 1.9% 2.9% 2.29% 339 220 1,202 1,050 0.9% Region (6) Midwest $415.6 14.9% 68.1% 5.2% 15.7% 1.63% 6,125 7,917 25,478 709 21.1% Northeast $529.9 19.0% 63.1% 4.4% 32.0% 3.58% 4,070 3,241 12,643 1,138 22.2% Southeast $616.5 22.1% 68.2% 8.0% 31.2% 2.55% 11,553 13,225 36,121 1,102 47.5% Southwest $449.1 16.1% 63.7% 2.6% 9.6% 1.02% 2,911 4,140 8,264 637 4.1% West $778.7 27.9% 57.2% 4.2% 11.5% 1.05% 3,139 3,685 9,880 944 5.1% Total $2,789.8 100.0% 63.4% 5.0% 100.0% 1.96% 27,798 32,208 92,386 955 100.0% SF Conventional Guaranty Book of Business as of September 30, 2014 (1) Seriously Delinquent Loans as of September 30, 2014 (2) Real Estate Owned (REO) % of YTD 2014 Credit Losses (4) Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States (1) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of September 30, 2014. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2014. (2) “Seriously delinquent loans” refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state or region. “SDQ rate” refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region. (3) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first nine months of 2014. Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation. (4) Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Negative values are the result of recoveries on previously recognized credit losses. For information on total credit losses, refer to Fannie Mae’s 2014 Q3 Form 10-Q. (5) Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of September 30, 2014. (6) For information on which states are included in each region, refer to Fannie Mae’s 2014 Q3 Form 10-Q.

12 109 92 10.8% 22.3% 0.6% 2.0%0.7% 3.0% 8.7% 10.8% 9.2% 4.2% 0 20 40 60 80 100 120 0% 5% 10% 15% 20% 25% 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 RE O En din g I nv en tor y ( Th ou sa nd s) REO Ending Inventory Florida New York New Jersey Illinois California 622 341 21.6% 16.1% 6.0% 10.0% 6.1% 9.7% 6.6% 5.6% 7.8% 5.1% 0 100 200 300 400 500 600 700 0% 5% 10% 15% 20% 25% 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 SD Q Vo lum e ( Th ou sa nd s) SDQ Volume Florida New York New Jersey Illinois California Seriously Delinquent Loan and REO Ending Inventory Share by Select States (1) Seriously Delinquent Loan Share by Select States (2) REO Ending Inventory Share by Select States (3) (1) Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of September 30, 2014. (2) “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. (3) Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. Our single-family serious delinquency rate and the period of time that loans remain seriously delinquent continue to be negatively impacted by the length of time required to complete a foreclosure. High levels of foreclosures, changes in state foreclosure laws, new federal and state servicing requirements imposed by regulatory actions and legal settlements, and the need for servicers to adapt to these changes have lengthened the time it takes to foreclose on a mortgage loan in many states. Longer foreclosure timelines result in these loans remaining in our book of business for a longer time, which has caused our serious delinquency rate to decrease more slowly in the last few years than it would have if the pace of foreclosures had been faster.

13 REO Gross Sales Price / UPB Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Florida 70.7% 72.0% 70.1% 72.5% 74.2% Illinois 63.2% 64.5% 64.8% 67.1% 67.6% Michigan 67.8% 66.7% 66.1% 69.2% 66.2% Ohio 64.6% 61.9% 59.4% 61.2% 63.5% California 86.7% 86.8% 86.3% 88.2% 87.7% Georgia 77.3% 75.3% 76.1% 80.6% 82.2% Pennsylvania 70.1% 67.8% 65.9% 66.3% 66.3% Washington 83.5% 79.7% 83.5% 84.6% 86.3% North Carolina 80.6% 79.2% 79.2% 82.3% 81.7% Arizona 80.0% 79.7% 79.8% 79.6% 80.4% 66.6% 68.1% 70.4% 71.7% 74.3% 76.2% 78.0% 78.6% 79.7% 80.4% 59.9% 61.0% 63.3% 64.5% 66.6% 68.2% 69.9% 70.6% 71.7% 72.2% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 Short Sales Gross Sales / UPB Short Sales Net Sales / UPB 65.0% 67.2% 68.5% 70.6% 74.6% 74.8% 74.2% 73.8% 75.7% 75.9% 59.2% 61.1% 62.3% 64.6% 68.4% 68.5% 67.9% 67.6% 69.2% 69.3% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 REO Gross ales / UPB REO Net Sales / UPB Short Sales Gross Sales Price / UPB Q3 20 3 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Florida 71.3% 73.6% 75.6% 76.3% 77.1% California 78.7% 81.4% 82.4% 83.8% 84.3% Illinois 70.5% 72.7% 71.7% 74.2% 75.6% New Jersey 72.2% 73.0% 70.6% 74.8% 73.9% Nevada 70.1% 73.6% 72.1% 75.7% 76.4% Washington 81.4% 82.9% 84.4% 85.0% 86.7% New York 78.6% 76.0% 77.1% 77.4% 79.1% Maryland 73.3% 74.7% 74.0% 76.8% 77.9% Arizona 78.2% 79.2% 80.6% 80.3% 82.1% Georgia 76.6% 79.5% 80.4% 78.7% 81.2% Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans (1) Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, or sold through the FHFA Rental Pilot). (2) Sales Price / UPB is calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seller or other parties at closing. (3) The states shown had the greatest volume of properties sold in the first nine months of 2014 in each respective category. REO (1) Direct Sale Dispositions: Sales Price / UPB (2) Short Sales: Sales Price / UPB (2) Gross Sales Price/UPB Trends for Top 10 States (3)

14 20 20 15 12 14 12 9 7 7 5 4 4 4 4 4 3 4 3 3 3 24 23 19 16 18 15 13 10 10 8 0 10 20 30 40 50 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 # o f L oa ns (T ho us an ds ) Short Sales Deeds-in-Lieu 35 42 40 43 40 37 39 36 32 29 6 4 4 4 3 2 2 2 2 2 41 46 44 48 44 40 41 38 34 31 0 10 20 30 40 50 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 2014 Q3 # o f L oa ns (T ho us an ds ) Modif ications Repayment Plans and Forbearances Compl ted Single-Family Loan Workouts Foreclosure Alternatives (2) Home Retention Strategies (1) (1) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are classified as TDRs, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed. (2) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property.

15 2011 Q3 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 2014 Q2 Modifications (2) 60,025 51,936 46,671 35,332 41,697 39,712 43,153 40,358 37,337 39,159 36,044 32,010 % Current or Paid Off 3 months post modification 83% 84% 85% 84% 84% 85% 86% 83% 83% 84% 83% 79% 6 months post modification 79% 79% 78% 77% 80% 82% 79% 77% 79% 79% 76% n/a 9 months post modification 76% 74% 73% 76% 78% 78% 76% 75% 76% 74% n/a n/a 12 months post modification 72% 71% 73% 75% 76% 76% 75% 74% 73% n/a n/a n/a 15 months post modification 70% 71% 73% 74% 74% 75% 74% 71% n/a n/a n/a n/a 18 months post modification 70% 71% 72% 73% 75% 75% 72% n/a n/a n/a n/a n/a 21 months post modification 71% 71% 72% 74% 75% 74% n/a n/a n/a n/a n/a n/a 24 months post modification 71% 71% 73% 75% 74% n/a n/a n/a n/a n/a n/a n/a Re-performance Rates of Modified Single-Family Loans (1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications. (2) Defined as total number of completed modifications for the time periods noted.

16 2014 2013 2012 2011 2010 2009 2014 2013 2012 2011 2010 2009 Certain Product Features (3) Negative Amortizing Loans 0.2% 0.2% 0.3% 0.3% 0.4% 0.5% 0.8% 0.8% 0.5% 1.2% 1.9% 2.0% Interest Only Loans 2.6% 2.9% 3.7% 4.7% 5.6% 6.6% 0.2% 18.7% 21.8% 25.8% 28.6% 32.6% Loans with FICO < 620 (4) 2.5% 2.6% 2.9% 3.2% 3.5% 3.9% 11.9% 7.0% 7.8% 7.9% 8.0% 8.8% Loans with FICO ≥ 620 and < 660 (4) 5.5% 5.5% 6.0% 6.7% 7.4% 8.2% 17.2% 15.7% 14.2% 14.7% 15.1% 15.5% Loans with Origination LTV Ratio > 90% 15.8% 15.1% 12.8% 10.0% 9.4% 9.4% 13.1% 20.8% 16.8% 14.0% 15.9% 19.2% Loans with FICO < 620 and Origination LTV Ratio > 90% (4) 0.7% 0.7% 0.7% 0.7% 0.8% 0.9% 2.7% 2.0% 2.3% 2.2% 2.7% 3.4% Alt-A Loans (5) 4.3% 4.7% 5.6% 6.6% 7.6% 8.9% 14.5% 26.0% 23.7% 27.3% 33.2% 39.6% Subprime Loans 0.1% 0.1% 0.2% 0.2% 0.2% 0.3% 1.4% -0.2% 1.1% 0.6% 1.1% 1.5% Refi Plus Including HARP 19.4% 19.5% 16.5% 11.2% 7.1% 2.5% 10.2% 7.4% 3.5% 1.4% 0.1%  Vintages 2009 - 2014 79.5% 76.2% 65.3% 51.6% 39.0% 22.0% 13.4% 10.0% 5.1% 2.4% 0.4%  2005 - 2008 12.8% 14.7% 21.7% 30.4% 38.0% 48.7% 75.1% 77.6% 81.8% 82.9% 87.9% 88.1% 2004 & Prior 7.8% 9.1% 13.1% 18.0% 23.0% 29.2% 11.5% 12.4% 13.1% 14.8% 11.7% 11.9% Select States (6) Florida 5.6% 5.7% 6.0% 6.3% 6.6% 7.0% 33.7% 28.9% 21.4% 11.0% 17.5% 15.5% Illinois 4.1% 4.1% 4.2% 4.3% 4.3% 4.3% 10.9% 12.9% 9.6% 3.5% 4.3% 4.2% New Jersey 4.0% 4.0% 4.0% 4.0% 4.0% 3.9% 6.7% 3.7% 2.0% 0.8% 1.2% 1.2% Maryland 2.8% 2.8% 2.8% 2.9% 2.8% 2.8% 5.5% 3.1% 1.8% 0.6% 1.9% 2.0% New York 5.5% 5.6% 5.6% 5.6% 5.5% 5.3% 4.6% 1.9% 0.9% 0.6% 0.8% 0.8% Ohio 2.1% 2.1% 2.2% 2.3% 2.4% 2.6% 4.3% 4.1% 3.3% 2.1% 2.2% 2.2% Pennsylvania 3.0% 3.1% 3.1% 3.0% 3.0% 3.0% 4.1% 3.0% 1.6% 0.8% 0.8% 0.8% Washington 3.5% 3.5% 3.5% 3.5% 3.5% 3.4% 3.6% 3.7% 2.5% 3.2% 1.5% 1.1% Connecticut 1.3% 1.4% 1.4% 1.4% 1.4% 1.4% 2.8% 1.4% 0.9% 0.3% 0.4% 0.4% Michigan 2.4% 2.4% 2.5% 2.5% 2.6% 2.7% 1.7% 3.2% 4.5% 5.8% 6.3% 7.4% All Other States 65.6% 65.4% 64.7% 64.2% 63.9% 63.6% 22.1% 34.2% 51.7% 71.2% 63.1% 64.4% % of Single-Family Conventional Guaranty Book of Business (1) % of Single-Family Credit Losses (2) (1) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted, with the exception of 2014 which is as of September 30, 2014. (2) Based on the single-family credit losses for the year ended December 31 for the time periods noted, with the exception of 2014 which is through September 30, 2014. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been allocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. (3) Loans with multiple product features are included in all applicable categories. Categories are not mutually exclusive. (4) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. (6) Select states represent the top ten states with the highest percentage of single-family credit losses for the nine months ended September 30, 2014. Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

17 Note: Defaults consist of loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2014 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 2004 2005 2006 2007 2008 20092010201120122014 2013 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu mu lat ive D efa ult R ate Time Since Beginning of Origination Year 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

18 Total Multifamily Guaranty Book of Business 33,223 $198.4 100% 0.09% $(41) $52 $257 $409 Credit Enhanced Loans: Credit Enhanced 30,402 $182.8 92% 0.09% $(37) $0 $189 $340 Non-Credit Enhanced 2,821 $15.6 8% 0.09% $(4) $52 $68 $69 Origination loan-to-value ratio: (4) Less than or equal to 70% 21,291 $110.8 56% 0.04% $(10) $24 $37 $74 Greater than 70% and less than or equal to 80% 9,864 $81.4 41% 0.16% $(33) $18 $182 $287 Greater than 80% 2,068 $6.3 3% 0.05% $3 $10 $38 $49 Delegated Underwriting and Servicing (DUS ®) Loans: (5) DUS ® - Small Balance Loans (6) 8,555 $16.1 8% 0.14% $11 $3 $19 $37 DUS ® - Non Small Balance Loans 12,641 $165.4 83% 0.07% $(59) $(14) $182 $295 DUS ® - Total 21,196 $181.5 91% 0.07% $(48) $(11) $201 $333 Non-DUS - Small Balance Loans (6) 11,442 $8.2 4% 0.43% $8 $23 $41 $49 Non-DUS - Non Small Balance Loans 585 $8.7 5% 0.06% $(1) $41 $15 $27 Non-DUS - Total 12,027 $17.0 9% 0.24% $7 $63 $56 $76 Maturity Dates: Loans maturing in 2014 156 $1.5 1% 0.67% $(1) $(9) $31 $19 Loans maturing in 2015 2,096 $9.4 5% 0.03% $(3) $(1) $20 $23 Loans maturing in 2016 2,346 $12.3 6% 0.21% $5 $17 $30 $32 Loans maturing in 2017 3,428 $16.8 8% 0.34% $(9) $42 $84 $87 Loans maturing in 2018 2,976 $16.9 9% 0.13% $(4) $0 $35 $86 Other maturities 22,221 $141.5 71% 0.04% $(29) $2 $57 $162 Loan Size Distribution: Less than or equal to $750K 7,807 $2.2 1% 0.41% $4 $7 $13 $19 Greater than $750K and less than or equal to $3M 11,175 $16.9 9% 0.25% $18 $33 $45 $66 Greater than $3M and less than or equal to $5M 4,374 $16.0 8% 0.18% $(11) $2 $31 $44 Greater than $5M and less than or equal to $25M 8,438 $87.6 44% 0.11% $(43) $(18) $141 $205 Greater than $25M 1,429 $75.7 38%  $(9) $29 $28 $75 2012 Multifamily Credit Losses ($ in Millions) (3) 2011 Multifamily Credit Losses ($ in Millions) (3) As of September 30, 2014 Loan Counts Unpaid Principal Balance ($ in Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) 2013 Multifamily Credit Losses ($ in Millions) (2)(3) YTD 2014 Multifamily Credit Losses ($ in Millions) (2)(3) (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. (3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding. Multifamily credit losses for 2011 exclude $19 million of credit-related income from other multifamily mortgage business investments. (4) Weighted average origination loan-to-value ratio is 66% as of September 30, 2014. (5) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. (6) Multifamily loans with an original unpaid balance of up to $3 million nationwide or up to $5 million in high cost markets. Multifamily Credit Profile by Loan Attributes

19 As of September 30, 2014 Unpaid Principal Balance ($ in Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) # of Seriously Delinquent loans (1) YTD 2014 Multifamily Credit Losses ($ in Millions) (2)(3) 2013 Multifamily Credit Losses ($ in Millions) (2)(3) 2012 Multifamily Credit Losses ($ in Millions) (3) 2011 Multifamily Credit Losses ($ in Millions) (3) Total Multifamily Guaranty Book of Business $198.4 100% 0.09% 79 $(41) $52 $257 $409 By Acquisition Year: 2014 $17.2 9%       2013 $28.6 14%       2012 $31.9 16%   $0 $0   2011 $21.5 11%   $0 $(1) $0  2010 $15.1 8% 0.04% 2 $0 $7 $1  2009 $14.7 7% 0.07% 4 $(4) $(14) $17 $26 2008 $16.2 8% 0.23% 22 $(3) $(6) $60 $126 2007 $21.0 11% 0.31% 24 $(9) $50 $123 $135 2006 $12.4 6% 0.21% 9 $11 $23 $25 $27 Prior to 2006 $19.7 10% 0.14% 18 $(36) $(7) $32 $95 (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. (3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding. Multifamily credit losses for 2011 exclude $19 million of credit-related income from other multifamily mortgage business investments. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year 2005 2006 2007 2008 20092011 2010 2012 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 SD Q (% ) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2013 2014 2010 2009 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Cu mu lat ive D ef au lt R ate 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2005 2007 2008 2006 2012 11 2013 2014

20 Total Multifamily Guaranty Book of Business $198.4 100% 0.09% $(41) $52 $257 $409 Region: (4) Midwest $17.2 9% 0.25% $(2) $(20) $40 $93 Northeast $37.6 19% 0.08% $3 $(4) $25 $11 Southeast $43.6 22% 0.09% $(18) $6 $138 $173 Southwest $38.9 20% 0.10% $(22) $(16) $19 $105 West $61.1 31% 0.03% $(3) $87 $35 $26 Top Five States by UPB: California $47.1 24% 0.02% $(2) $4 $4 $5 New York $22.4 11% 0.06% $1 $1 $7 $(1) Texas $20.4 10% 0.20% $(34) $(8) $6 $77 Florida $10.8 5% 0.09% $(3) $11 $92 $40 Washington $7.3 4% 0.01% $0 $1 $0 $0 Asset Class: (5) Conventional/Co-op $176.8 89% 0.10% $(35) $52 $242 $393 Seniors Housing $12.7 6%      Manufactured Housing $5.4 3%  $(2) $0 $7 $1 Student Housing $3.5 2%  $(4) $1 $7 $16 Targeted Affordable Segment: Privately Owned with Subsidy (6) $29.4 15% 0.06% $(3) $(8) $9 $55 DUS & Non-DUS Lenders/Servicers: DUS: Bank (Direct, Owned Entity, or Subsidiary) $77.1 39% 0.06% $(21) $6 $55 $129 DUS: Non-Bank Financial Institution $113.0 57% 0.09% $(24) $39 $180 $271 Non-DUS: Bank (Direct, Owned Entity, or Subsidiary) $7.2 4% 0.25% $1 $2 $17 $6 Non-DUS: Non-Bank Financial Institution $1.0 0%  $4 $5 $6 $4 Non-DUS: Public Agency/Non Profit $0.2 0%   $0 $0 $(1) 2011 Multifamily Credit Losses ($ in Millions) (2)(3) As of September 30, 2014 Unpaid Principal Balance ($ in Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) 2013 Multifamily Credit Losses ($ in Millions) (2)(3) 2012 Multifamily Credit Losses ($ in Millions) (3) YTD 2014 Multifamily Credit Losses ($ in Millions) (2)(3) (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. (3) Dollar amount of multifamily credit-related losses/(income) for the applicable period and category. Total credit losses for each period will not tie to sum of all categories due to rounding. Multifamily credit losses for 2011 exclude $19 million of credit-related income from other multifamily mortgage business investments. (4) For information on which states are included in each region, refer to Fannie Mae’s 2014 Q3 Form 10-Q. (5) Conventional Multifamily/Cooperative Housing/Affordable Housing: Conventional Multifamily is a loan secured by a residential property comprised of five or more dwellings which offers market rental rates (i.e., not subsidized or subject to rent restrictions). Cooperative Housing is a multifamily loan made to a cooperative housing corporation and secured by a first or subordinated lien on a cooperative multifamily housing project that contains five or more units. Affordable Housing is a multifamily loan on a mortgaged property encumbered by a regulatory agreement or recorded restriction that limits rents, imposes income restrictions on tenants or places other restrictions on the use of the property. Manufactured Housing Communities: A multifamily loan secured by a residential development that consists of sites for manufactured homes and includes utilities, roads and other infrastructure. In some cases, landscaping and various other amenities such as a clubhouse, swimming pool, and tennis and/or sports courts are also included. Seniors Housing: A multifamily loan secured by a mortgaged property that is intended to be used for residents for whom the owner or operator provides special services that are typically associated with either “independent living” or “assisted living.” Some Alzheimer’s and skilled nursing capabilities are permitted. Dedicated Student Housing: Multifamily loans secured by residential properties in which college or graduate students make up at least 80% of the tenants. Dormitories are not included. (6) The Multifamily Affordable Business Channel focuses on financing properties that are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. Multifamily Credit Profile

21 Multifamily YTD 2014 Credit Losses by State ($ Millions) (1) Numbers: Represent YTD 2014 credit-related losses/(income) for each state which totaled $41M in income as of September 30, 2014. States with no numbers had less than $500K in credit losses or less than $500K in credit-related income YTD 2014. Shading: Represent Unpaid Principal Balance (UPB) for each state which totaled $198.4B as of September 30, 2014. Portfolio UPB Concentration by State as of 09/30/2014 Example: UPB in OH is $3B and YTD 2014 Credit Losses are $6M (1) Total state credit losses will not tie to total YTD 2014 credit losses due to rounding. Negative values are the result of recoveries on previously recognized credit losses.